MEMBER FDIC Second Quarter 2017

2 This presentation contains or incorporates statements that we believe are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect”, “anticipate,” “estimate,” “forecast,” “project,” “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential,” “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses; cyber-security concerns; rapid technological developments and changes; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; general economic or business conditions; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Forward Looking Statement and Risk Factors

3 Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non- GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries.

4 Table of Contents Corporate Profile ............................................................................................................................................ 5 Performance Summary .................................................................................................................................. 6 STBA Investment Thesis................................................................................................................................ 7 Performance .................................................................................................................................................... 8 Valuation.......................................................................................................................................................... 11 Mergers and Expansion .................................................................................................................................. 13 Expenses.......................................................................................................................................................... 14 Growth ............................................................................................................................................................. 16 Markets ............................................................................................................................................................ 17 Asset Quality................................................................................................................................................... 22 Rate Sensitivity............................................................................................................................................... 27 Senior Management ....................................................................................................................................... 28 Lines of Business............................................................................................................................................. 29 The Right Size.................................................................................................................................................. 30 Financial Data .................................................................................................................................................. 31 Appendix - Non-GAAP Measures .................................................................................................................. 37

5 Corporate Profile 5 • Headquartered in Indiana, PA • $7.1 billion in assets (as of 06.30.17) • $1.3 billion market cap (as of 06.30.17) • Locations in 5 regional markets • Stock symbol: STBA

6 Performance Summary (1) Annualized for quarterly data (2)Refer to appendix for reconciliation of Non-GAAP financial measures 2Q17 1Q17 2016 2015 2014 2013 Net Income (in $ thousands) $22,765 $18,188 $71,392 $67,081 $57,910 $50,539 Diluted Earnings per Share $0.65 $0.52 $2.05 $1.98 $1.95 $1.70 Dividends Declared per Share $0.20 $0.20 $0.77 $0.73 $0.68 $0.61 Total Assets (in $ millions) $7,086 $7,065 $6,943 $6,318 $4,965 $4,533 Total Loans (in $ millions) $5,781 $5,761 $5,615 $5,063 $3,872 $3,568 Total Deposits (in $ millions) $5,410 $5,435 $5,272 $4,877 $3,909 $3,672 Return on Average Assets(1) 1.29% 1.06% 1.08% 1.13% 1.22% 1.12% Return on Average Equity(1) 10.55% 8.68% 8.67% 8.94% 9.71% 9.21% Return on Tangible Equity(1)(2) 16.15% 13.45% 13.71% 14.39% 14.02% 13.94% Net Interest Margin (FTE)(1)(2) 3.57% 3.50% 3.47% 3.56% 3.50% 3.50% Nonperforming Assets/Loans+OREO 0.66% 0.81% 0.77% 0.71% 0.33% 0.64% Allowance for Loan Losses/Total Portfolio Loans 0.96% 0.97% 0.94% 0.96% 1.24% 1.30% Net Loan Charge-offs/Average Loans(1) 0.37% 0.15% 0.25% 0.22% 0.00% 0.25% Risk Based Capital-Total 12.37% 12.02% 11.86% 11.60% 14.27% 14.36% Tangible Common Equity/Tangible Assets(1)(2) 8.49% 8.28% 8.23% 8.24% 9.00% 9.03%

7 STBA Investment Thesis • Above peer performance • Undervalued compared to peer • Strategic and effective mergers and expansion • Demonstrated expense discipline and efficiency • Organic growth • Stable regional markets with long-term oil and gas benefit • Sound asset quality

8 Return on Average Assets 1.4% 1.2% 1.0% 0.8% 0.6% 0.4% 0.2% 0.0% 2013 2014 2015 2016 1Q17 2Q17 1.12% 1.22% 1.13% 1.08% 1.06% 1.29% (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets (2)Annualized Performance Peer(1) (2)(2)

9 Performance Return on Average Equity 12.5% 10.0% 7.5% 5.0% 2.5% 0.0% 2013 2014 2015 2016 1Q17 2Q17 9.21% 9.71% 8.94% 8.67% 8.68% 10.55% (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets (2)Annualized Peer(1) (2)(2)

10 Performance Return on Average Tangible Equity 20.0% 15.0% 10.0% 5.0% 0.0% 2013 2014 2015 2016 1Q17 2Q17 13.94% 14.02% 14.39% 13.71% 13.45% 16.15% (1) SNL Financial Custom Peer Group Holding Companies with $3-10 Billion of Assets (2) Annualized (3)Refer to appendix for reconciliation of Non-GAAP financial measures Peer(1) (2) (3) (2)

11 Undervalued compared to peer(1) Valuation (1)KRX-Dow Jones KBW Regional Bank Index Members Stock prices as of 07.24.17; Performance for last twelve months reported Source: Bloomberg 75% Percentile 1.16 Median 0.98 25% Percentile 0.88 S&T 1.15 75% Percentile 14.27 Median 11.94 25% Percentile 10.64 S&T 13.80 75% Percentile 2.57 Median 2.14 25% Percentile 1.91 S&T 2.29 75% Percentile 19.7 Median 18.3 25% Percentile 16.7 S&T 16.7 ROA ROTE P / TBV P / E

12 NASDAQ Bank S&P 500 KRX Regional Bank S&T Bancorp Stock Price Change (%) 70 60 50 40 30 20 10 0 -10 Pr ic e C ha ng e( % ) Ju n 16 Ju l1 6 Au g 16 Se p 16 O ct 16 N ov 16 D ec 16 Ja n 17 Fe b 17 M ar 17 Ap r1 7 M ay 17 Ju n 17 Valuation 1 YR 3 YR 5 YR 10 YR STBA 50.39% 15.91% 17.33% 4.02% NASDAQ Bank 40.02% 15.26% 18.47% 4.13% KRX-Dow Jones KBW Regional Bank 36.20% 13.87% 16.75% 3.93% S&P 500 17.89% 9.59% 14.59% 7.17% Institutional Ownership 52.35% Insider Ownership 1.75% Employee 401K 1.57% Source: NASDAQ and internal data Source: Bloomberg Total Annualized Shareholder Return Includes reinvested dividends (Data as of 06.30.17) Stock Performance Source: SNL

13 Mergers and expansion S&T Bank Mainline Bank Gateway Bank Integrity Bank $7,000 $6,000 $5,000 $4,000 $3,000 $ (M ill io ns ) 2012 2013 2014 2015 2016 2Q17 4,159 4,533 $4,533 4,965 $4,965 5,452 6,943 $6,943 7,086 $7,086 242 126 $4,527 866 $6,318

14 Expenses Non Interest Expense / Average Assets 3.5 3.0 2.5 2.0 1.5 1.0 0.5 0.0 2013 2014 2015 2016 1Q17 2Q17 2.61% 2.46% 2.30% 2.17% 2.15% 2.06% (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets (2)Annualized Peer(1) (2)(2)

15 Expenses Efficiency Ratio 70% 60% 50% 40% 2013 2014 2015 2016 1Q17 2Q17 60.03% 58.67% 55.86% 54.06% 53.83% 51.48% Peer(1) (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets (2)Refer to appendix for reconciliation of Non-GAAP financial measures (2)

16 Organic Loan Growth Annual Change $700 $600 $500 $400 $300 $200 $100 $0 Lo an D ol la rs (in m ill io ns ) 2013 2014 2015 2016 06/30/17 $220 $303 $370 $584 $146 Growth (1)Annualized for year-to-date data (8.5%) (9.6%) (11.6%) (5.3%)(1) (6.6%)

17 Markets S&T Operates in 5 Regional Markets MSAs Locations Deposits(2) Loans(2) Southwestern PA(1) Pittsburgh Altoona Johnstown 51 $3,786 $3,030 Central PA Lancaster Harrisburg York 8 689 839 Northeast OH AkronCleveland 1 27 277 Central OH Columbus 1 22 310 Western NY RochesterBuffalo 1 14 351 (1)Includes Pittsburgh, Altoona & Johnstown MSAs and Indiana, Clearfield & Jefferson Counties (2)Based on customer residence $ in millions

18 Projected Population Change 2017-2022 5% 4% 3% 2% 1% 0% -1% Southwestern PA Central PA Northeast Ohio Central Ohio Western New York (0.33)% 2.25% 0.10% 4.34% 0.69% 3.77% 2,859 1,557 2,762 2,058 2,216 Source: SNL & Nielson 2017 Population 2017 in 000s Markets U.S. Average

19 Median Household Income $70,000 $60,000 $50,000 $40,000 $30,000 $20,000 $10,000 $0 Southwestern PA Central PA Northeast Ohio Central Ohio Western New York $53,961 $61,435 $52,697 $60,039 $53,890 $57,462 U.S. Average Source: SNL & Nielson 2017 Markets

20 Unemployment Rate 7% 6% 5% 4% 3% 2% 1% Southwestern PA Central PA Northeast Ohio Central Ohio Western New York 5.38% 4.35% 5.47% 3.70% 4.65% 4.10% Source: May 2017 Bureau of Labor Statistics; not seasonally adjusted U.S. Average Markets

21 Stable regional markets with long-term oil & gas benefit Markets

22 Asset quality Nonperforming Loans / Total Loans 1.5% 1.0% 0.5% 0.0% 2013 2014 2015 2016 1Q17 2Q17 0.63% 0.32% 0.70% 0.76% 0.80% 0.63% (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets Peer(1)

23 Asset quality Net Charge Offs / Average Loans 0.50% 0.40% 0.30% 0.20% 0.10% 0.00% 2013 2014 2015 2016 1Q17 2Q17 0.25% —% 0.22% 0.25% 0.15% 0.37% (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets (2)Annualized Peer(1) (2)(2)

24 Consumer Mortgage/ Construction $710 56% Home Equity $485 38% Other $70 6% Commercial CRE $2,665 59% C&I $1,401 31% Construction $427 10% Asset quality Total Portfolio Loans $5,758 Commercial $4,493 78% Consumer $1,265 22% Loan Mix As of 6.30.17 in $ Millions

25 Asset quality Commercial Real Estate Diversification As of 6.30.17 Total CRE $2,665 million Recreational 1% Convenience Stores 2% Mobile Home Park 2% Restaurant 2% Dealerships 4% Warehouse/Storage 4% Student Rentals 4% Retail Space 6% Manufacturing 6% Other 6% Healthcare 8% Flex/Mixed Use 8% Hotels 10% Strip Malls 10% Multi-Family 12% Offices 15% Pennsylvania 65% Ohio 19% New York 9% West Virginia 2% Other 5%

26 Agriculture 1% Information 1% Co. & Enter. 1% Support Svs. 1% Arts, Enter. & Recr. 1% Food Svs. 1% Finance/Insurance 2% Mining 3% Utilities 3% Transportation 3% Professional Svs. 3% Wholesale Trade 4% Other Svs. 4% Educational Svs 9% RE- Rent/Lease 11% Health Care 11% Public Admin. 11% Retail Trade 14% Manufacturing 15% Asset quality Commercial & Industrial Diversification As of 6.30.17 Total C&I $1,401 million

27 Loans & Securities Floating Rate $2,436 37% ARM/Future Reset 1,685 26% Fixed Rate 2,450 37% Total $6,571 100% Deposits & Borrowings Floating Rate/Short Wholesale Borrowings $1,160 19% Non-Maturity Variable Deposits 2,292 37% Non-Interest Bearing DDA 1,336 22% Fixed Rate 1,372 22% Total $6,160 100% Rate Sensitivity As of 06.30.17 in $ Millions

28 Senior Management Name Title Years in Banking Years with S&T Todd D. Brice President & CEO 31 31 Mark Kochvar Chief Financial Officer 31 25 David G. Antolik Chief Lending Officer 29 27 Ernest J. Draganza Chief Risk Officer 30 25 Patrick J. Haberfield Chief Credit Officer 30 7 David P. Ruddock Chief Operating Officer 32 32 Thomas J. Sposito, II Market Executive 31 4 Rebecca A. Stapleton Chief Banking Officer 29 29

29 Lines of Business Commercial Banking • 47 commercial bankers • 16 business bankers • C&I growth focused on privately held companies with sales up to $150 million • Regional team based approach to credit delivery • Dedicated small business (B2B) delivery channel • Dedicated treasury management team Retail Banking • Competitive, relationship driven • Robust suite of deposit, loan, and digital products • Over 133,000 households • 61 locations; average size of $88.7 million • Technology driven with over 109,000 online banking and over 61,000 mobile banking customers • Solution center support S&T-Evergreen Insurance • Full service agency • Commercial P&C (76%) • Group life and health (12%) • Personal lines (12%) • Annual revenue of $4.8 million • Focus on increasing penetration of S&T customer base Wealth Management • $1.9 billion AUA • 3 divisions • S&T Trust • S&T Financial Services • RIA/Stewart Capital Advisors • Annual revenue of $10.0 million • New leadership: Greg Lefever, 35 years in financial services

30 The Right Size • Big enough to: • Provide full complement of products and services • Access technology • Access capital markets • Attract talent • Expand – mergers and acquisitions/de novo • Small enough to: • Stay close to our customers • Understand our markets • Be responsive

31 Income Statement Dollars in thousands, except per share data 2Q17 1Q17 2016 2015 2014 2013 Net Interest Income $56,570 $53,878 $203,259 $187,551 $148,042 $139,193 Noninterest Income 16,265 12,996 54,635 51,033 46,338 51,527 Total Revenue 72,835 66,874 257,894 238,584 194,380 190,720 Noninterest Expense 36,597 36,808 143,232 136,717 117,240 117,392 Provision for Loan Losses 4,869 5,183 17,965 10,388 1,715 8,311 Net Income Before Taxes 31,369 24,883 96,697 91,479 75,425 65,017 Taxes 8,604 6,695 25,305 24,398 17,515 14,478 Net Income $22,765 $18,188 $71,392 $67,081 $57,910 $50,539 Diluted Earnings per Share $0.65 $0.52 $2.05 $1.98 $1.95 $1.70

32 Balance Sheet Dollars in thousands 2Q17 1Q17 2016 2015 2014 2013 Securities $689,388 $713,198 $693,487 $660,963 $640,273 $509,425 Interest-bearing Balances 66,764 47,469 87,201 41,639 57,048 53,594 Loans, Net 5,725,588 5,705,365 5,562,437 5,014,786 3,823,805 3,522,080 Other 604,426 599,066 599,928 600,966 443,560 448,091 Total Assets $7,086,166 $7,065,098 $6,943,053 $6,318,354 $4,964,686 $4,533,190 Deposits $5,409,862 $5,435,325 $5,272,377 $4,876,611 $3,908,842 $3,672,308 Borrowings 750,626 716,724 771,164 580,748 385,666 241,276 Other Liabilities 54,616 57,869 57,556 68,758 61,789 48,300 Equity 871,062 855,180 841,956 792,237 608,389 571,306 Total Liabilities & Equity $7,086,166 $7,065,098 $6,943,053 $6,318,354 $4,964,686 $4,533,190

33 Net Interest Margin (1)Refer to appendix for reconciliation of Non-GAAP financial measures 2Q17 1Q17 2016 2015 2014 2013 Securities - FTE 2.48% 2.44% 2.41% 2.48% 2.58% 2.64% Loans - FTE 4.30% 4.18% 4.08% 4.09% 4.06% 4.22% Total Interest-earning Assets - FTE 4.08% 3.96% 3.87% 3.86% 3.78% 3.86% Deposits 0.59% 0.54% 0.51% 0.37% 0.36% 0.42% Borrowings 1.20% 0.98% 0.86% 0.71% 0.91% 1.28% Total Costing Liabilities 0.69% 0.61% 0.55% 0.40% 0.41% 0.50% Net Interest Margin – FTE(1) 3.57% 3.50% 3.47% 3.56% 3.50% 3.50% Purchase Accounting NIM – FTE(1) 3.53% 3.45% 3.41% 3.44% 3.49% 34.90%

34 Loan Portfolio Dollars in thousands 2Q17 1Q17 2016 2015 2014 2013 Commercial Commercial Real Estate $2,664,642 $2,614,724 $2,498,476 $2,166,603 $1,682,236 $1,607,756 Commercial & Industrial 1,401,283 1,422,297 1,401,035 1,256,830 994,138 842,449 Construction 426,754 455,211 455,884 413,444 216,148 143,675 Total Commercial 4,492,679 4,492,232 4,355,395 3,836,877 2,892,522 2,593,880 Consumer Residential Mortgage 706,143 700,610 701,982 639,372 489,586 487,092 Home Equity 484,960 479,402 482,284 470,845 418,563 414,195 Installment and Other Consumer 70,068 70,219 65,852 73,939 65,567 67,883 Construction 3,969 4,363 5,906 6,579 2,508 3,149 Total Consumer 1,265,140 1,254,594 1,256,024 1,190,735 976,224 972,319 Total Portfolio Loans 5,757,819 5,746,826 5,611,419 5,027,612 3,868,746 3,566,199 Total Loans Held for Sale 23,120 14,355 3,793 35,321 2,970 2,136 Total Loans $5,780,939 $5,761,181 $5,615,212 $5,062,933 $3,871,716 $3,568,335

35 Asset Quality Dollars in thousands (1)Annualized for quarterly data 2Q17 1Q17 2016 2015 2014 2013 Total Nonperforming Loans $36,669 $45,992 $42,635 $35,382 $12,457 $22,454 Nonperforming Loans/Total Loans 0.63% 0.80% 0.76% 0.70% 0.32% 0.63% Nonperforming Assets/Total Loans + OREO 0.66% 0.81% 0.77% 0.71% 0.33% 0.64% Net Charge-offs (Recoveries)/Average Loans(1) 0.37% 0.15% 0.25% 0.22% 0.00% 0.25% Allowance for Loan Losses/Total Portfolio Loans 0.96% 0.97% 0.94% 0.96% 1.24% 1.30% Allowance for Loan Losses/Nonperforming Loans 151% 121% 124% 136% 385% 206%

36 Capital (1)Refer to appendix for reconciliation of Non-GAAP financial measures 2Q17 1Q17 2016 2015 2014 2013 Leverage 9.01% 8.92% 8.98% 8.96% 9.80% 9.75% Common Tier 1 – Risk-Based Capital 10.53% 10.16% 10.04% 9.77% 11.81% 11.79% Tier 1 – Risk-Based Capital 10.89% 10.52% 10.39% 10.15% 12.34% 12.37% Total – Risk-Based Capital 12.37% 12.02% 11.86% 11.60% 14.27% 14.36% Tangible Common Equity/Tangible Assets(1) 8.49% 8.28% 8.23% 8.24% 9.00% 9.03%

S&T Bancorp Inc.

APPENDIX – Non-GAAP Measures

	2Q17	1Q17	2016	2015	2014	2013
Tangible common equity/tangible assets (non-GAAP)						
Total Shareholders' Equity (GAAP basis)	$871,062	$855,180	$841,956	$792,237	$608,389	$571,306
Less: goodwill & other intangible assets	(295,861)	(296,222)	(296,580)	(298,289)	(178,451)	(179,580)
Tax effect of other intangible assets	1,467	1,593	1,719	2,284	921	1,316
Tangible common equity (non-GAAP)	**576,668**	**560,551**	**547,095**	**496,232**	**430,859**	**393,042**
Total assets (GAAP basis)	7,086,166	7,065,098	6,943,053	6,318,354	4,964,686	4,533,190
Less: goodwill & other intangible assets	(295,861)	(296,222)	(296,580)	(298,289)	(178,451)	(179,580)
Tax effect of other intangible assets	1,467	1,593	1,719	2,284	921	1,316
Tangible assets (non-GAAP)	**$6,791,772**	**$6,770,469**	**$6,648,192**	**$6,022,349**	**$4,787,156**	**$4,354,926**
Tangible common equity/tangible assets (non-GAAP)	**8.49%**	**8.28%**	**8.23%**	**8.24%**	**9.00%**	**9.03%**
Common return on average tangible common equity (non-GAAP)						
Net Income[(1)]	$91,309	$73,762	$71,392	$67,081	$57,910	$50,539
Plus: amortization of intangibles[(1)]	1,449	1,453	1,615	1,818	1,129	1,590
Tax effect of amortization of intangibles	(507)	(509)	(565)	(636)	(395)	(556)
Net income before amortization of intangibles[(1)]	**92,251**	**74,706**	**72,442**	**68,263**	**58,644**	**51,573**
Total average shareholders' equity (GAAP Basis)	865,663	850,119	823,607	750,069	596,155	548,771
Less: average goodwill and other intangible assets	(296,074)	(296,416)	(297,377)	(278,130)	(178,990)	(180,338)
Tax effect of other intangible assets	1,541	1,661	1,992	2,283	1,109	1,581
Tangible average common equity (non-GAAP)	**$571,130**	**$555,364**	**$528,222**	**$474,222**	**$418,274**	**$370,014**
Common return on average tangible common equity (non-GAAP)	**16.15%**	**13.45%**	**13.71%**	**14.39%**	**14.02%**	**13.94%**

Dollars in thousands

[(1)]Annualized for quarterly data

37

38 APPENDIX – Non-GAAP Measures 2Q17 1Q17 2016 2015 2014 2013 Efficiency ratio (non-GAAP) Noninterest expense $36,597 $36,808 $143,232 $136,717 $117,240 $117,392 Net interest income 56,570 53,878 203,259 187,551 148,042 139,193 Plus: taxable equivalent adjustment 1,877 1,871 7,043 6,123 5,461 4,850 Net interest income (FTE) (non-GAAP) 58,447 55,749 210,302 193,674 153,503 144,043 Noninterest income 16,265 12,996 54,635 51,033 46,338 51,527 Less: securities (gains) losses, net (3,617) (370) — 34 (41) (5) Net interest income (FTE) (non-GAAP) plus noninterest income $71,095 $68,375 $264,937 $244,741 $199,800 $195,565 Efficiency ratio (non-GAAP) 51.48% 53.83% 54.06% 55.86% 58.67% 60.03%

39 APPENDIX – Non-GAAP Measures 2Q17 1Q17 2016 2015 2014 2013 Net Interest Margin Rate (FTE) (Non-GAAP) Total interest income $64,914 $61,150 $227,774 $203,548 $160,523 $153,756 Total interest expense (8,344) (7,272) (24,515) (15,997) (12,481) (14,563) Net interest income per consolidated statements of net income 56,570 53,878 203,259 187,551 148,042 139,193 Plus: taxable equivalent adjustment 1,877 1,871 7,043 6,123 5,461 4,850 Net interest income (FTE) (non-GAAP) 58,447 55,749 210,302 193,674 153,503 144,043 Purchase accounting adjustment (563) (714) (2,952) (6,202) (109) (458) Purchase accounting net interest income (FTE) (non-GAAP) $57,884 $55,035 $207,350 $187,472 $153,394 $143,585 Average interest earning assets $6,568,038 $6,445,745 $6,067,151 $5,432,862 $4,386,799 $4,111,281 Net Interest Margin 3.45% 3.38% 3.35% 3.45% 3.37% 3.39 % Adjustment to FTE Basis 0.12% 0.12% 0.12% 0.11% 0.13% 0.11 % Net Interest Margin (FTE) (non-GAAP) 3.57% 3.50% 3.47% 3.56% 3.50% 3.50 % Purchase accounting adjustment (0.04)% (0.05)% (0.06)% (0.12)% (0.01)% (0.01)% Purchase accounting NIM – FTE (non-GAAP) 3.53% 3.45% 3.41% 3.44% 3.49% 3.49 % Dollars in thousands

MEMBER FDIC Second Quarter 2017